DRYDEN INDEX SERIES FUND
Dryden Stock Index Fund

Supplement dated June 30, 2004
Prospectus dated November 25, 2003

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	Except as indicated below, the Dryden Stock Index
Fund (the "Fund") Class B shares will be closed to new and subsequent purchases (including purchases made via Automatic Investment Plan (AIP)), effective on or about July 30, 2004. Additional purchases of Class B shares of the Fund will be permitted only through (1) reinvestment of dividends from Class B shares of the Fund, (2) "as of" purchase corrections or adjustments for Class B shares of the Fund with an original purchase date before July 30, 2004, and (3) Class B shares purchased through the Fund's 90-day buyback privilege with an original purchase date before July 30, 2004. Class B shares of the Fund would continue to be available through exchanges from Class B shares of other JennisonDryden and Strategic Partners mutual funds. Redemptions of Class B shares of the Fund are subject to applicable CDSC.


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